FORWARD FUNDS

Forward Long/Short Credit Analysis Fund

Supplement dated January 7, 2008

(to the Forward Long/Short Credit Analysis Fund Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2007)

Change in Management Fee

Effective February 1, 2008, the following information and table replaces the information and table following the heading “Advisory Fees” on page 17 of the Prospectus:

The Forward Long/Short Credit Analysis Fund pays an investment advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of the Fund:

Fund	Advisory Fee Paid to Advisor by Fund
Forward Long/Short Credit Analysis Fund	1.50%

Effective February 1, 2008, the following information replaces the information in the first paragraph under the heading “Investment Management and Sub-Advisory Agreements” on page 10 of the SAI:

The Fund pays an investment advisory fee to Forward Management, which is computed daily and paid monthly, at the annual rate of 1.50% based on the average daily net assets of the Fund.

Effective February 1, 2008, the following information replaces the information in the sixth paragraph under the heading “Investment Management and Sub-Advisory Agreements” on page 11 of the SAI:

For the services provided pursuant to the Sub-Advisory Agreement with Forward Management, Cedar Ridge receives an investment sub-advisory fee, which is computed daily and paid monthly, at the annual rate of 1.00% based on the average daily net assets of the Fund.

Change in Expense Limitation

Effective February 1, 2008, the following information replaces the first sentence of the fifth paragraph on page 11 of the SAI:

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Class A and Class C shares of the Forward Long/Short Credit Analysis Fund until January 31, 2009 to 1.99% and 2.54%, respectively.

Change in Distribution Fee for Class A Shares

Effective February 1, 2008, the following information replaces the information in the second paragraph under the heading “Distribution and Shareholder Services Plans” on page 36 of the Prospectus:

Under the Plan for the Class A shares, the Fund may pay one or more persons or entities a fee at the annual rate of 0.35% of the average daily net assets of the Fund attributable to its Class A shares for services rendered and expenses borne in connection with the provision of distribution services with respect to the Class A shares of the Fund.

Effective February 1, 2008, the following information replaces the first sentence of the second paragraph under the heading “Distribution Plans” on page 16 of the SAI:

The Fund pays the fees to the Distributor under the Distribution Plans on a monthly basis at annual rates not to exceed 0.35% and 0.75%, respectively, of the Fund’s average net assets attributable to Class A and Class C shares.

Change in Fund Fees and Expenses and Examples

Effective February 1, 2008, the following information and tables replace the information and tables under the headings “Fund Fees and Expenses” and “Examples” on pages 8 - 10 of the Prospectus:

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Long/Short Credit Analysis Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. Investors in Class C Shares of the Fund do not pay a front-end sales charge but may incur a contingent deferred sales charge (“CDSC”).

Shareholder Fees: Fees paid directly from your investment	Class A	Class C
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge for shares held less than 18 months (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C
Management Fee	1.50%	1.50%
Distribution (12b-1) Fees(1)	0.35%	0.75%
Interest Payments on Borrowed Funds(2)	1.92%	1.92%
Shareholder Services Fees(3)	0.10%	0.25%
Other Expenses(4)	1.10%	1.10%
Total Annual Fund Operating Expenses	4.97%	5.52%
Fee Waiver(5)	-1.06%	-1.06%
Net Expenses	3.91%	4.46%
(1)	The Fund has adopted Distribution Plans pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.

(2)	Assumes that maximum borrowing is utilized by the Fund (approximately 33 1/3% of the Fund’s total assets including the amount borrowed). The expense assumes interest charged on the amount borrowed at an assumed interest rate of 5.75%. The actual costs of borrowing may vary.
(3)	The Fund has adopted Shareholder Services Plans pursuant to which up to 0.10% of the average net assets attributable to the Class A shares and 0.25% of the net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(4)	Other expenses are based on estimated amounts for the current fiscal year.
(5)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until January 31, 2009 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.99% and 2.54% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Long/Short Credit Analysis Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)
1 Year	$946	$547
3 Years	$1,893	$1,551

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C
1 Year	$946	$447
3 Years	$1,893	$1,551
(1)	The example for the Class C shares reflects the CDSC that would apply for redemptions of Class C shares within 18 months. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

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